Exhibit 10.83
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
Instrument prepared by Bracewell & Giuliani, LLP, Houston, Texas

RECORDING REQUESTED BY AND RETURN TO:	FIRST AMERICAN TITLE INSURANCE COMPANY c/o Heritage Title Company of Austin, Inc. 401 Congress Avenue, Suite 1500 Austin, Texas 78701

TITLE OF INSTRUMENT:	FIRST DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

NAME OF GRANTOR:	COLE MT AUSTIN TX, LLC, a Delaware limited liability company

NAME OF TRUSTEE:	BRYAN E. LOOCKE

NAME OF BENEFICIARY:	AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation
Real Property: 1200 – 1201 Barbara Jordan Blvd., Austin, Texas 78722; Legal Description attached as Exhibit A to this Document, immediately following signature page.
THIS INSTRUMENT IS ALSO A UNIFORM COMMERCIAL CODE FINANCING STATEMENT WHICH IS BEING FILED AS A FIXTURE FILING. THE COLLATERAL IS DESCRIBED IN THIS DEED OF TRUST, AND SOME OF THE COLLATERAL DESCRIBED HEREIN IS OR IS TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED HEREIN. THE SECURED PARTY-BENEFICIARY, MAY BE CONTACTED AT THE BENEFICIARY’S ADDRESS SHOWN HEREIN FOR INFORMATION REGARDING THE SECURITY INTEREST.
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(i)

NOTICE IS HEREBY GIVEN THAT IT IS WITHIN THE CONTEMPLATION AND INTENT OF THE PARTIES THAT THIS DEED OF TRUST SECURES FUTURE ADVANCES AND IS FOR COMMERCIAL PURPOSES.
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Mueller Retail (TX.658)
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
FIRST DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING
     THIS FIRST DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (“Deed of Trust”), made as of January 27, 2010, by and between COLE MT AUSTIN TX, LLC, a Delaware limited liability company (“Grantor”), with the mailing or post office address of 2555 E. Camelback Road, Suite 400, Phoenix, AZ 85016, Attention: Legal Department, and BRYAN E. LOOCKE, as Trustee, with the mailing or post office address of Bracewell & Giuliani LLP, 711 Louisiana Street, Suite 2300, Houston, Texas 77002-2781 (“Trustee”), for the benefit of AVIVA LIFE AND ANNUITY COMPANY, an Iowa corporation (“Beneficiary”), with the mailing or post office address of c/o Aviva Investors North America, Inc., 699 Walnut Street, Dept. H-15, Des Moines, Iowa 50309.
W I T N E S S E T H:
     WHEREAS, Grantor has borrowed from Beneficiary and Beneficiary has loaned to Grantor the sum of THIRTY-FOUR MILLION, THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($34,300,000.00; and
     WHEREAS, said indebtedness is evidenced by a Promissory Note dated as of the date hereof in the principal sum of THIRTY-FOUR MILLION, THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($34,300,000.00) (herein, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, called the “Note”), executed by Grantor and payable to Beneficiary at its office in Des Moines, Iowa, or at such place as Beneficiary may designate in writing with interest as therein provided, both principal and interest to be payable periodically in accordance with the terms of the Note and finally maturing on or before the first day of February 2020.
     NOW, THEREFORE, Grantor, for the purpose of securing the payment of all amounts now or hereafter owing under the Note, this Deed of Trust, and the faithful performance of all covenants, conditions, stipulations and agreements therein and herein contained, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of
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which are hereby acknowledged, hereby GRANTS, BARGAINS, SELLS, CONVEYS, TRANSFERS, ASSIGNS, AND SETS OVER, the Mortgaged Premises (defined below), subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Premises unto Trustee or successors and assigns forever, IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND, subject, however, to the Permitted Encumbrances (defined below), indefeasible title to the following property and rights (collectively referred to as the “Mortgaged Premises”) against every person whomsoever lawfully claiming or to claim the same or any part thereof:
A.	All of the following described real property (hereinafter called the “Land”), located in Travis County, Texas to wit:
              The real property described in Exhibit “A” attached hereto;
B.	All right, title and interest in and to, the buildings and improvements, situated, constructed, or placed thereon, and all right, title and interest of Grantor in and to (i) all streets, boulevards, avenues or other public thoroughfares in front of and adjoining the Land, (ii) all easements, licenses, rights of way, or rights of ingress or egress benefiting the Land, (iii) all strips, gores or pieces of land abutting, bounding, adjacent or contiguous to the Land (iv) any land lying in or under the bed of any creek, stream, bayou or river running through, abutting or adjacent to the Land, (v) any riparian, appropriative or other water rights of Grantor appurtenant to the Land and relating to surface or subsurface waters, (vi) all wastewater (sewer) treatment capacity and all water capacity assigned to the Land, (vii) any oil, gas or other minerals or mineral rights relating to the Land or to the surface or subsurface thereof owned by Grantor, (viii) any reversionary rights attributable to the Land;

C.	All right, title and interest of Grantor in and to any and all leases, subleases, licenses, concessions or grants of other possessory interests now or hereafter in force, oral or written, covering or affecting the Land or any buildings or improvements belonging or in anyway appertaining thereto, or any part thereof;

D.	All right, title and interest of Grantor in and to all the rents, issues, uses, profits, insurance claims and proceeds and condemnation awards now or hereafter belonging or in any way pertaining to: (1) the Land; (2) each and every building and improvement and all of the properties included within the provisions of the foregoing paragraph B; and (3) each and every lease, sublease and agreement described in the foregoing paragraph C and each and every right, title and interest thereunder, from the date of this Deed of Trust until the terms hereof are complied with and fulfilled;

E.	All right, title and interest in and to instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit
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accounts, letter-of-credit rights, supporting obligations, any other contract rights or rights to the payment of money, and all general intangibles (including, without limitation, payment intangibles, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications and schematics) now or hereafter belonging or in any way pertaining to (1) the Land; (2) each and every building and improvement and all of the properties on the Land; and (3) each and every lease, sublease and agreement described in the foregoing paragraph C and each and every right, title and interest thereunder; and

F.	All machinery, apparatus, equipment, fixtures and articles of personal property of every kind and nature now or hereafter acquired by Grantor and now or hereafter located on the Land or upon or within the buildings and improvements belonging or in anyway appertaining to the Land and used or usable in connection with any present or future operation of the Land or any building or improvement now or hereafter located thereon and the fixtures and the equipment which may be located on the Land and now owned or hereafter acquired by Grantor (hereinafter called the “Equipment”), including, but without limiting the generality of the foregoing, any and all furniture, furnishings, partitions, carpeting, drapes, dynamos, screens, awnings, storm windows, floor coverings, stoves, refrigerators, dishwashers, disposal units, motors, engines, boilers, furnaces, pipes, plumbing, elevators, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, maintenance equipment, and all heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and air-cooling equipment, gas and electric machinery and all of the right, title and interest of Grantor in and to any Equipment which may be subject to any title retention or security agreement superior in lien to the lien of this Deed of Trust and all additions, accessions, parts, fittings, accessories, replacements, substitutions, betterments, repairs and proceeds of all of the foregoing, all of which shall be construed as fixtures and will conclusively be construed, intended and presumed to be a part of the Land. It is understood and agreed that all Equipment, whether or not permanently affixed to the Land and the buildings and improvements thereon, shall for the purpose of this Deed of Trust be deemed conclusively to be conveyed hereby and, as to all such Equipment, whether personal property or fixtures, or both, a security interest is hereby granted by Grantor and hereby attached thereto, all as provided by the Texas Business and Commerce Code (the “Code”).
Together with all and singular other tenements, hereditaments and appurtenances belonging to the aforesaid properties, or any part thereof with the reversions, remainders and benefits and all other revenues, rents, earnings, issues and income and profits arising or to arise out of or to be received or had of and from the properties hereby mortgaged or intended so to be or any part thereof and all the estate, right, title, interest and claims, at law or in equity which Grantor now or may hereafter acquire or be or become entitled to in and to the aforesaid properties and any
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and every part thereof. The “Mortgaged Premises” are hereby declared to be subject to the lien of this Deed of Trust as security for the payment of the aforementioned indebtedness.
     Some of the items which constitute the Mortgaged Premises are or are to become “fixtures” (as defined in the Code) and, as provided under Chapter 9 of the Code, this Deed of Trust upon being filed for record in the real property records of Travis County, Texas, shall also operate as a “fixture filing” and financing statement with respect to such items.
     SUBJECT TO (i) liens for ad valorem taxes and special assessments or installments thereof not now delinquent; (ii) building and zoning ordinances and building and use restrictions; (iii) documents of record on the date hereof; and (iv) such minor defects, irregularities, encumbrances, easements, and rights of way as normally exist with respect to property similar in character to the Mortgaged Premises which do not individually or in the aggregate materially detract from the value of the Mortgaged Premises or impair the use thereof for the purpose intended (all of the foregoing being herein referred to as “Permitted Encumbrances”).
     PROVIDED, HOWEVER, that if Grantor, its successors or assigns shall well and truly pay, or cause to be paid, the principal of the Note, and the interest due or to become due thereon, at the times and in the manner mentioned in the Note according to the true intent and meaning thereof, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Deed of Trust and the Assignment of Leases, Rents and Income dated as of the date hereof (herein called the “Assignment”) to be kept, performed and observed by it, and shall pay to Beneficiary all sums of money due or to become due to it in accordance with the terms and provisions hereof, then this Deed of Trust and the rights hereby granted shall cease, terminate and be void and Trustee or Beneficiary, as appropriate, shall execute a document in recordable form evidencing the satisfaction of this Deed of Trust; otherwise, this Deed of Trust shall be and remain in full force and effect. This Deed of Trust, the Note, the Assignment, and the other documents and instruments evidencing or securing the loan (the “Loan”) evidenced by the Note (excluding the certain Environmental Indemnification Agreement dated this same date) are referred to herein collectively as the “Loan Documents.”
     Grantor covenants and agrees with the Beneficiary as follows:
ARTICLE ONE
GENERAL COVENANTS
     Section 1-1. Payment of Indebtedness. Grantor shall pay when due all amounts at any time owing under the Note secured by this Deed of Trust and shall perform and observe each and every term, covenant and condition contained herein and in the Note.
     Section 1-2. Title and Instruments of Further Assurance. Grantor represents, warrants, covenants and agrees that it is the lawful owner of the Mortgaged Premises, that it has good and
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indefeasible title to the Land and good and marketable title to the Equipment, and that it has good right and lawful authority to mortgage, assign and pledge the same as provided herein; that it has not made, done, executed or suffered, and will not make, do, execute or suffer, any act or thing whereby its estate or interest in and title to the Mortgaged Premises or any part thereof shall or may be impaired or changed or encumbered in any manner whatsoever except by Permitted Encumbrances; that it does warrant and will defend, subject however, to the Permitted Encumbrances, the title to the Mortgaged Premises against all claims and demands whatsoever not specifically excepted herein; and that it will do, execute, acknowledge and deliver all and every further act, deed, conveyance, transfer and assurance necessary or proper for the carrying out more effectively of the purpose of this Deed of Trust and, without limiting the foregoing, for conveying, mortgaging, assigning and confirming unto Beneficiary all of the Mortgaged Premises, or property intended so to be, whether now owned or hereafter acquired, including without limitation the preparation, execution and filing of any documents, such as control agreements, financing statements and continuation statements, deemed advisable by Beneficiary for maintaining its lien on any property included in the Mortgaged Premises.
     Section 1-3. First Lien. The lien created by this Deed of Trust is a first and prior lien on the Mortgaged Premises and Grantor will keep the Mortgaged Premises and the rights, privileges and appurtenances thereto free from all lien claims of every kind whether superior, equal, or inferior to the lien of this Deed of Trust subject only to Permitted Encumbrances and if any such lien be filed, Grantor, within forty-five (45) days after such filing shall cause same to be discharged by payment, bonding or otherwise to the satisfaction of Beneficiary. Grantor further agrees to protect and defend the title and possession of the Mortgaged Premises so that this Deed of Trust shall be and remain a first lien thereon until said debt be fully paid, or if foreclosure shall be had hereunder so that the purchaser at said sale shall acquire good title in fee simple to the Mortgaged Premises free and clear of all liens and encumbrances.
     Section 1-4. Due on Sale or Encumbrance. In the event Grantor directly or indirectly sells, conveys, transfers, disposes of, or further encumbers all or any part of the Mortgaged Premises or any interest therein, or in the event any ownership interest in Grantor is directly or indirectly transferred or encumbered, or in the event Grantor or any owner of Grantor agrees so to do, in any case without the written consent of Beneficiary being first obtained (which consent Beneficiary may withhold in its sole and absolute discretion), then, at the sole option of Beneficiary, Beneficiary may accelerate the Loan and declare the principal of and the accrued interest of the Note, and including all sums advanced hereunder with interest, to be forthwith due and payable, and thereupon the Note, including both principal and all interest accrued thereon, and including all sums advanced hereunder and interest thereon, shall be and become immediately due and payable without presentment, demand or further notice of any kind. Without limiting the generality of the foregoing, a merger, consolidation, reorganization, entity conversion or other restructuring or transfer by operation of law, whereunder the Grantor or, in the case of an ownership interest, the holder of an ownership interest in Grantor, is not the surviving entity as such entity exists on the date hereof, shall be deemed to be a transfer of the Mortgaged Premises or of an ownership interest in Grantor. Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive
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transactions. Without limiting the generality of the foregoing, there shall be no subordinate financing relating to the Mortgaged Premises.
     Notwithstanding the foregoing, and provided no Event of Default (as hereinafter defined) has occurred and is continuing beyond any applicable notice and cure period, with the prior written consent of Beneficiary, which it may withhold in its sole and absolute discretion, one transfer or conveyance of the Mortgaged Premises or interest in Grantor to a transferee approved by Beneficiary in its sole and absolute discretion shall be permitted upon (a) execution by the transferee of an assumption agreement satisfactory to Beneficiary; (b) receipt by Beneficiary of a non-refundable fee equal to one percent (1%) of the outstanding amount of the Note at the time of such sale and assumption; (c) receipt by Beneficiary of an endorsement to Beneficiary’s title policy, in form and substance acceptable to Beneficiary; and (d) receipt by Beneficiary of opinions of counsel, and authorization documents of Grantor and the transferee, satisfactory to Beneficiary. Further, Beneficiary, in its sole and absolute discretion, may require individuals specifically named by Beneficiary to deliver to Beneficiary an Environmental Indemnification Agreement on Beneficiary’s standard form. The rights granted to Grantor in this paragraph are personal to the original Grantor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any transferee. Any such transfer and assumption will not release the original Grantor or any guarantor from any liability to Beneficiary without the written consent of Beneficiary, which consent may be given or withheld in Beneficiary’s sole and absolute discretion and may be conditioned upon the execution of new guaranties from the principals of the transferee, execution by the principals of the transferee of Beneficiary’s standard Environmental Indemnification Agreement, and such other requirements as Beneficiary may deem appropriate in its discretion.
     Further, notwithstanding the foregoing, either of the following may occur without the consent of Beneficiary: (a) transfers of shares in Cole Credit Property Trust II, Inc., Cole Credit Property Trust III, Inc. or any other Cole-sponsored entity whose ownership interests are bought, sold and redeemed through U.S. broker-dealers, and (b) transfers of ownership interests in any Restricted Party (as defined below) and ownership interests in any member, partner or shareholder of any Restricted Party to any affiliate or subsidiary of a Restricted Party, provided that, at all times, Christopher H. Cole, Cole Holdings Corporation, Cole Credit Property Trust II, Inc. or Cole Credit Property Trust III, Inc. continues to “control” the Restricted Party, where the term “control” means the power to direct the management and policies of the Restricted Party. For purposes of this paragraph, “Restricted Party” means Borrower and/or a guarantor of any of Borrower’s obligations under the Note.
     In all events, Beneficiary shall be notified in advance of any proposed transfer, and Grantor shall pay, or reimburse Beneficiary for, all costs and expenses associated with any proposed transfer of the Mortgaged Premises or interests in Grantor that requires the consent of Beneficiary, whether or not consummated, including legal fees and costs.
     Section 1-5. Covenants, Representations and Warranties of Grantor. Grantor hereby covenants, represents and warrants to Beneficiary that:
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(a)	Grantor (i) is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware; (ii) has the power and authority to own its properties and to carry on its business as now being conducted; (iii) is qualified to do business in Texas; and (iv) is in compliance with all laws, regulations, ordinances, and orders of public authorities applicable to it.

(b)	The execution, delivery and performance by Grantor of this Deed of Trust, the Note, the Assignment and the other Loan Documents, and the borrowing evidenced by the Note: (i) are within the powers of Grantor; (ii) have been duly authorized by all requisite action; (iii) have received all necessary governmental approval; and (iv) will not violate any provision of law, any order of any court or other agency of government, or the organizational or chartering documents and agreements of Grantor.

(c)	This Deed of Trust, the Note, the Assignment and other Loan Documents constitute the legal, valid and binding obligations of Grantor and other obligors named therein, if any, enforceable in accordance with their respective terms.

(d)	Neither the execution and delivery of this Deed of Trust, the Note or the Assignment, the consummation of the transactions contemplated hereby, or thereby, nor the fulfillment of or compliance with the terms and conditions of this Deed of Trust, the Note or the Assignment, conflicts with or results in a breach of any of the terms, conditions or provisions of any restriction or any agreement or instrument to which Grantor is now a party or by which it is bound.

(e)	None of Grantor, any affiliate of Grantor, or any person owning an interest in Grantor or any such affiliate, is or will be an entity or person (i) listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224 issued on September 23, 2001 (the “Executive Order”), (ii) included on the most current list of “Specially Designated Nationals and Blocked Persons” published by the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) (which list may be published from time to time in various media including, but not limited to, the OFAC website page, http:www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf), (iii) which or who commits, threatens to commit or supports “terrorism,” as that term is defined in the Executive Order, or (iv) affiliated with any entity or person described in clauses (i), (ii) or (iii) above (any and all parties or persons described in clauses (i) through (iv) are herein referred to individually and collectively as a “Prohibited Person”). Grantor covenants and agrees that none of Grantor, any affiliate of Grantor, or any person owning an interest in Grantor or any such affiliate, will (i) conduct any business, or engage in any transaction or dealing, with any Prohibited Person, including, but not limited to the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of
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the prohibitions set forth in the Executive Order. Grantor further covenants and agrees to deliver (from time to time) to Beneficiary any such certification or other evidence as may be requested by Beneficiary in its sole and absolute discretion, confirming that (i) Grantor is not a Prohibited Person and (ii) Grantor has not engaged in any business, transaction or dealings with a Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person.

(f)	During the time the Note remains outstanding, the Grantor (i) will not engage in any business unrelated to the Mortgaged Premises, (ii) will not have any assets other than those related to the Mortgaged Premises, (iii) will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation or merger, and, except as otherwise expressly permitted by the Loan Documents, will not engage in, seek or consent to any asset sale, transfer of membership interests, or amendment of its articles of organization or operating agreement, (iv) will not fail to correct any known misunderstanding regarding the separate identity of Grantor, (v) will not with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest (A) file a bankruptcy, insolvency or reorganization petition or otherwise institute insolvency proceedings or otherwise seek any relief under any laws relating to the relief from debts or the protection of debtors generally; (B) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for such entity or all or any portion of such entity’s properties; (C) make any assignment for the benefit of such entity’s creditors; or (D) take any action that might cause such entity to become insolvent, (vi) will maintain its accounts, books and records separate from any other person or entity, (vii) will maintain its books, records, resolutions and agreements as official records, (viii) has not commingled and will not commingle its funds or assets with those of any other person or entity, (ix) has held and will hold its assets in its own name, (x) will conduct its business in its name, (xi) will maintain its financial statements, accounting records and other entity documents separate from any other person or entity, (xii) will pay its own liabilities out of its own funds and assets, (xiii) will observe all entity formalities, (xiv) has maintained and, except as otherwise expressly permitted or required by the Loan Documents, will maintain an arms-length relationship with its affiliates, (xv) will have no indebtedness other than as evidenced by the Loan Documents and commercially reasonable unsecured trade payables in the ordinary course of business relating to the ownership and operation of the Mortgaged Premises that are paid before becoming delinquent, (xvi) except as expressly permitted or required by the Loan Documents, will not assume or guarantee or become obligated for the debts of any other person or entity or hold out its credit as being available to satisfy the obligations of any other person or entity, except as evidenced by the Loan Documents, (xvii) will not acquire obligations or securities of its owners (members, partners, shareholders), (xviii) will allocate fairly and reasonably shared expenses, including, without limitation, shared office space and use separate stationery, invoices and checks, (xix) will not pledge its assets for the
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benefit of any other person or entity, (xx) will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (xxi) will not make loans to any person or entity, (xxii) will not identify its owners (members, partners, shareholders) or any affiliates of any of them as a division or part of it, (xxiii) except as otherwise expressly permitted or required by the Loan Documents, will not enter into or be a party to, any transaction with its owners (members, partners, shareholders) or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party, (xxiv) will pay the salaries of its own employees from its own funds, (xxv) will maintain adequate capital in light of its contemplated business operations, and (xxvi) shall continue (and not dissolve) for so long as a solvent managing member, partner or shareholder exists.
ARTICLE TWO
MAINTENANCE, OBLIGATIONS UNDER LEASES,
TAXES AND LIENS, INSURANCE AND FINANCIAL REPORTS
     Section 2-1. Maintenance. Grantor will, or will cause tenants of the Mortgaged Premises (“Tenants”) to, cause the Mortgaged Premises and every part thereof to be maintained, preserved and kept in safe and good repair, working order and condition, will abstain from and not permit the commission of waste in or about the Mortgaged Premises, and will comply with all laws and regulations of any governmental authority with reference to the Mortgaged Premises and the manner of using or operating the same, and with all restrictive covenants, if any, affecting the title to the Mortgaged Premises, or any part thereof. Grantor also will, or will cause Tenants to, from time to time make all necessary and proper repairs, renewals, replacements, additions and betterments thereto, so that the value and efficient use thereof shall be fully preserved and maintained and so as to comply with all laws and regulations as aforesaid. Grantor will not otherwise make any material modifications to the Mortgaged Premises without the written consent of Beneficiary; provided, however, that Beneficiary’s consent will not be required for any modification to the Mortgaged Premises that may be completed by Tenants under the terms of the Leases (as hereinafter defined) without the consent of Grantor.
     If the Beneficiary has reasonable cause to believe that the Mortgaged Premises is not in compliance with applicable laws and regulations (including environmental, health and safety laws and regulations), at the request of Beneficiary, from time to time, Grantor, at its sole cost and expense will furnish Beneficiary with engineering studies and soil tests with respect to the Mortgaged Premises, the form, substance and results of which shall be satisfactory and certified to Beneficiary. Beneficiary agrees that Grantor shall not be required to pay the costs associated with such studies and tests more than once in any Loan Year (as defined in the Note). If any such engineering studies or soil tests indicate any violation, of environmental, health, safety or similar laws or regulations, then Grantor, at its sole cost and expense, will promptly take
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whatever corrective action is necessary to assure the Mortgaged Premises is in full compliance with law.
     Section 2-2. Lease Obligations. Grantor has, concurrently herewith, executed and delivered to the Beneficiary the Assignment, wherein and whereby, among other things, Grantor has assigned to the Beneficiary all of Grantor’s right, title and interest to the rents, issues and profits and any and all leases (“Leases”) and the rights of management of the Mortgaged
Premises, all as therein more specifically set forth, which Assignment is hereby incorporated herein by reference as fully and with the same effect as if set forth herein at length. Grantor agrees that it will duly perform and observe all of the terms and provisions on the landlord’s part to be performed and observed under any and all leases of the Mortgaged Premises and that it will refrain from any action or inaction which would result in the termination by the tenants thereunder of any such leases or in the diminution of the value thereof or of the rents, issues, profits and revenues thereunder. Nothing herein contained shall be deemed to obligate the Beneficiary to perform or discharge any obligation, duty or liability of landlord under any lease of the Mortgaged Premises, and GRANTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY AND HOLD THE BENEFICIARY HARMLESS FROM ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH THE BENEFICIARY MAY OR MIGHT INCUR UNDER ANY LEASE OF THE MORTGAGED PREMISES OR BY REASON OF THE ASSIGNMENT (INCLUDING ANY LIABILITY ARISING OUT OF THE NEGLIGENCE OF BENEFICIARY OR ANY STRICT LIABILITY) EXCLUDING BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; and any and all such liability, loss or damage incurred by the Beneficiary, together with the costs and expenses, including reasonable attorneys’ fees, incurred by the Beneficiary in the defense of any claims or demands therefor (whether successful or not), shall be so much additional indebtedness hereby secured, and Grantor shall reimburse the Beneficiary therefor on demand, together with interest at a rate equal to twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest (as defined below), until paid.
     Grantor shall not lease or sublease any portion of the Mortgaged Premises without the prior written consent of the Beneficiary, nor will Grantor permit or enter into any sublease, assignment, modification, amendment or termination of any prior approved lease or sublease without the prior written consent of Beneficiary; provided, however, that Beneficiary’s consent will not be required for any assignments, subleases or other transfers that may be completed by Tenants under the terms of the Leases (as hereinafter defined) without the consent of Grantor. Notwithstanding the foregoing, with respect to any Lease that demises less than 19,000 square feet of the Mortgaged Premises, Grantor may take any of the actions described in this Section 2-2 without Beneficiary’s consent.
     Section 2-3. Taxes, Other Governmental Charges, Liens and Utility Charges. Grantor shall, before any penalty attaches thereto, pay and discharge or cause to be paid and discharged all taxes, assessments, utility charges and other governmental charges imposed upon or against the Mortgaged Premises or upon or against the Note and the indebtedness secured hereby, and will not suffer to exist any mechanic’s, statutory or other lien on the Mortgaged Premises or any part thereof unless consented to by Beneficiary in writing. If Beneficiary is required by
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legislative enactment or judicial decision to pay any such tax, assessment or charge, then at the option of the Beneficiary, the Note and any accrued interest thereon together with any additions to the mortgage debt shall be and become due and payable at the election of Beneficiary upon notice of such election to Grantor; provided, however, said election shall be unavailing and this Deed of Trust and the Note shall be and remain in effect as though said law had not been enacted or said decision had not been rendered if, notwithstanding such law or decision, Grantor lawfully pays such tax, assessments or charge to or for Beneficiary. Copies of paid tax and assessment receipts shall be furnished to Beneficiary not less than ten (10) days prior to the delinquent dates.
     Nothing in this Section shall require the payment or discharge of any obligation imposed upon Grantor by this Section so long as Grantor, upon first notifying Beneficiary of its intent to do so, shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceeding which permit the items contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom, unless Beneficiary shall notify Grantor that, in its opinion, by nonpayment of any such items, the lien of the Deed of Trust as to any part of the Mortgaged Premises will be materially endangered or the Mortgaged Premises, or any part thereof, will be subject to loss or forfeiture in which event such taxes, assessments or charges shall be paid promptly.
     Section 2-4. Insurance.
     (a) Grantor shall procure and maintain continuously in effect with respect to the Mortgaged Premises policies of insurance against such risks (excluding terrorism) and in such amounts as are customary for a prudent owner of property comparable to that comprising the Mortgaged Premises. Irrespective of, and without limiting the generality of the foregoing provision, Grantor shall specifically maintain the following insurance coverages:
     (i) Direct damage insurance providing “special form” or “other perils” coverage, including but not limited to coverage for the following risks of loss:
(A)	Fire

(B)	Extended Coverage Perils

(C)	Vandalism and Malicious Mischief
on a replacement cost basis in an amount equal to the full insurable value thereof (“full insurable value” shall include the actual replacement cost of all buildings and improvements and the contents therein, without deduction for depreciation, architectural and engineering fees).
The policies required by this Paragraph (i) shall be either subject to no coinsurance clause or contain an agreed amount clause and may include a deductibility provision not exceeding Ten Thousand Dollars ($10,000).
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     (ii) Commercial general liability insurance against liability for injuries to or death of any person or damage to or loss of property arising out of or in any way relating to the condition of the Mortgaged Premises or any part thereof, in the maximum amounts required by any of the leases of the Mortgaged Premises, but in no event less than a minimum annual aggregate limit of Two Million and No/100 Dollars ($2,000,000.00) provided that the requirements of this paragraph (ii) with respect to the amount of insurance may be satisfied by an excess coverage policy.
     (iii) Business interruption or loss of rental income insurance in an amount equal to not less than the gross revenue from the Mortgaged Premises for twelve (12) months from the operation and rental of all improvements now or hereafter forming part of the Mortgaged Premises, based upon one hundred percent (100%) of the then-existing occupancy of such improvements, as measured on (A) the date hereof for the initial policy and (B) the effective date of renewals of such policy and/or any replacement policy, naming Beneficiary in a standard mortgagee loss payable clause thereunder.
     (iv) Insurance against such other casualties and contingencies as Beneficiary may from time to time require (but excluding terrorism), if such insurance against such other casualties and contingencies is available, all in such manner and for such amounts as may be reasonably satisfactory to Beneficiary.
     (b) All insurance provided for in Subsection (a) shall be effective under a valid and enforceable policy or policies issued by an insurer of recognized responsibility approved by Beneficiary (an insurer with a Best Class rating of at least A-/VIII shall be deemed approved).
     (c) All policies of insurance required in Subsections (a)(i) and (iii) shall be written in the names of Grantor and Beneficiary as their respective interests may appear. These policies shall provide that the proceeds of such insurance shall be payable to Beneficiary pursuant to a standard mortgagee clause to be attached to each such policy.
     (d) Grantor shall deposit with Beneficiary policies evidencing all such insurance, or a certificate or certificates of the respective insurers stating that such insurance is in force and effect. Within thirty (30) days after the date the premiums on each such policy shall become due and payable, Beneficiary shall be furnished with proof of such payment reasonably satisfactory to it. Each policy of insurance herein required shall contain a provision that the insurer shall not cancel, refuse to renew or materially modify it without giving written notice to Beneficiary at least thirty (30) days before the cancellation, non-renewal or modification becomes effective. Within ten (10) days after the scheduled expiration date of any policy of insurance herein required, Grantor shall furnish Beneficiary with evidence satisfactory to Beneficiary that the policy has been renewed or replaced by another policy conforming to the provisions of this Article or that there is no necessity therefor under the terms hereof. In lieu of separate policies, Grantor may maintain blanket policies having the coverage required herein, in which event it
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shall deposit with Beneficiary a certificate or certificates of the respective insurance as to the amount of coverage in force on the Mortgaged Premises.
     TEXAS FINANCE CODE §307.052 COLLATERAL PROTECTION INSURANCE NOTICE:
     (A) GRANTOR IS REQUIRED TO: (i) KEEP THE MORTGAGED PREMISES INSURED AGAINST DAMAGE IN THE AMOUNT BENEFICIARY SPECIFIES, (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME THE BENEFICIARY AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS;
     (B) GRANTOR MUST, IF REQUIRED BY BENEFICIARY, DELIVER TO BENEFICIARY A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND
     (C) IF GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPH (A) OR (B) FOR A PERIOD OF TEN (10) DAYS FOLLOWING NOTICE, BENEFICIARY MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF GRANTOR AT GRANTOR’S EXPENSE.
     Section 2-5. Advances. If Grantor shall fail to comply with any of the terms, covenants and conditions herein with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Mortgaged Premises in repair, or any other term, covenant or condition herein contained, Beneficiary may make advances to perform the same and, where necessary, enter the Mortgaged Premises for the purpose of performing any such term, covenant or condition, and without limitation of the foregoing, Beneficiary may procure and place insurance coverage in accordance with the requirements of this Section. Grantor agrees to repay all sums so advanced upon demand, with interest at a rate equal to twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest, until paid. All sums so advanced, with interest, shall be secured hereby in priority to the indebtedness evidenced by the Note, but no such advance shall be deemed to relieve Grantor from any default hereunder. After making any such advance, payments made pursuant to the Note shall be first applied toward reimbursement for any such advance and interest thereon, prior to the application toward accrued interest and principal payments due pursuant to the Note.
     Section 2-6. Financial Information. Grantor shall furnish Beneficiary (a) within one hundred twenty (120) days after the close of each fiscal year of the operation of the Mortgaged Premises, an annual operating statement of Grantor in form and detail satisfactory to Beneficiary, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year and signed by a Certified Public Accountant acceptable to Beneficiary or supported by affidavit of a principal in the ownership of the Mortgaged Premises; and (b) from time to time such other information in the possession of Grantor or subject to its control, in such detail as Beneficiary may require, as will enable
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Beneficiary to determine whether Grantor is in compliance with the provisions of the Note and of this Deed of Trust.
     Section 2-7. Use of Mortgaged Premises. Grantor shall furnish and keep in force a Certificate of Occupancy, or its equivalent, and comply, or cause Tenants to comply, in all material respects with all restrictions affecting the Mortgaged Premises and with all laws, ordinances, acts, rules, regulations and orders of any legislative, executive, administrative or judicial body, commission or officer, (whether Federal, state or local) exercising any power of regulation or supervision over Grantor, or any part of the Mortgaged Premises, whether the same be directed to the erection, repair, manner of use or structural alteration of buildings or otherwise. Grantor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, or other public or private restriction, if such change materially limits or defines the uses which may be made of the Mortgaged Premises or any part thereof, nor shall Grantor initiate, join in, acquiesce in, or consent to any zoning change or zoning matter affecting the Mortgaged Premises. If under applicable zoning provisions the use of all or any portion of the Mortgaged Premises is or shall become a nonconforming use, Grantor will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Beneficiary. Grantor shall not permit or suffer to occur any waste on or to the Mortgaged Premises or to any portion thereof and shall not take any steps whatsoever to convert the Mortgaged Premises, or any portion thereof, to a condominium or cooperative form of management. Grantor will not install or permit to be installed on the Mortgaged Premises any underground storage tank.
     Section 2-8. Escrows. Grantor shall pay to Beneficiary, together with and in addition to the monthly payments of principal and interest provided for in the Note (which shall be by Automated Clearing House if provided for in the Note for installment payments thereunder), an amount reasonably estimated by Beneficiary to be sufficient to pay one twelfth (1/12) of the estimated annual real estate taxes (including other charges against the Mortgaged Premises by governmental or quasi-governmental bodies but excluding special assessments which are to be paid as the same become due and payable) and one-twelfth (1/12) of the annual premiums on insurance required in Section 2-4 hereof to be held by Beneficiary and used to pay said taxes and insurance premiums when same shall fall due; provided that upon the occurrence of an Event of Default that continues beyond applicable notice and cure period, Beneficiary may apply such funds as Beneficiary shall deem appropriate. If at the time that payments are to be made, the funds set aside for payment of either taxes or insurance premiums are insufficient, Grantor shall upon demand pay such additional sums as the Beneficiary shall determine to be necessary to cover the required payment. Beneficiary need not segregate such funds. No interest shall be payable to Grantor upon any such payments.
     Notwithstanding the foregoing, Beneficiary waives the collection of escrow deposits for insurance and real estate taxes for so long as all of the following conditions are complied with:
     (a) no Event of Default (as defined in Section 4-1) has occurred and is continuing beyond any applicable notice and cure period;
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     (b) the ownership and management of the Mortgaged Premises remain as constituted as of the date hereof, subject to the rights of Grantor under the penultimate grammatical paragraph of Section 1-4 above;
     (c) Beneficiary has received an ACORD 28 Evidence of Commercial Property Insurance (2003 form) or an ACORD 27 Evidence of Property Insurance (3/93 form) and an ACORD 25 Certificate of Liability Insurance (covering all types of insurance required by Beneficiary) before the expiration date of insurance policies then in force;
     (d) Beneficiary receives satisfactory evidence of payment of insurance premiums before the expiration date of the policies then in force; and
     (e) Beneficiary receives satisfactory evidence of payment of real estate taxes before the same are delinquent.
     Section 2-9. Environmental Matters.
     (a) Definitions. As used herein, the following terms will have the meaning set forth below:
     (i) Environmental Law means and includes any federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Mortgaged Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq.; the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended; 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; the Federal Hazardous Materials Transportation Act, 49 U.S.C. sections 5101 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Mortgaged Premises or the use or operation of the Mortgaged Premises.
     (ii) Hazardous Substance means and includes: (A) those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” “pollutants,” “hazardous waste,” or “solid waste” in any Environmental Law; (B) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 C.F.R. 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 C.F.R. Part 302 and any amendments thereto); (C) those other substances, materials and wastes which are or become regulated under any applicable federal, state or local law, regulation or ordinance or by any federal,
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state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (D) any material, waste or substance which is any of the following: (1) asbestos; (2) polychlorinated biphenyl; (3) designated or listed as a “hazardous substance” pursuant to sections 307 or 311 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (4) explosive; (5) radioactive; (6) a petroleum product; (7) infectious waste; or (8) mold or mycotoxins. The term “Permitted Hazardous Substance” means commercially sold products otherwise within the definition of the term “Hazardous Substance,” but (a) that are used or disposed of by Grantor or used or sold by tenants of the Mortgaged Premises in the ordinary course of their respective businesses, (b) the presence of which product is not prohibited by applicable Environmental Law, and (c) the use and disposal of which are in all respects in accordance with applicable Environmental Law.
     (iii) Enforcement or Remedial Action means any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.
     (iv) Environmental Liability means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys’ fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.
     (v) Release means any release, spill, discharge, leak, disposal or emission.
     (b) Representations, Warranties and Covenants. Grantor represents, warrants, covenants and agrees as follows:
     (i) Except as may be disclosed in the Phase I (as hereinafter defined), neither Grantor nor the Mortgaged Premises or, to Grantor’s knowledge, any occupant thereof is in violation of any Environmental Law, Grantor has not received notice from any governmental authority regarding any existing, pending or threatened investigation or inquiry pertaining to any Environmental Law. Grantor shall not cause or permit the Mortgaged Premises to be in violation of, or do anything which would subject the Mortgaged Premises to any remedial obligations under, any Environmental Law, and shall promptly notify Beneficiary in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Environmental Law. In addition,
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Grantor shall provide Beneficiary with copies of any and all material written communications with any governmental authority in connection with any Environmental Law, concurrently with Grantor’s giving or within a commercially reasonable time after receiving of same. As used herein, the “Phase I” means that certain Phase I Environmental Site Assessment dated November 18, 2009 prepared by IVI Due Diligence Services, Inc. for the Mortgaged Premises, which has been delivered to Beneficiary.
     (ii) To Grantor’s knowledge, and except as may be disclosed in the Phase I, there are no underground storage tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises. Grantor covenants and agrees that if any such materials are found to be present at the Mortgaged Premises, Grantor shall remove or remediate the same promptly upon discovery at its sole cost and expense and in accordance with Environmental Law.
     (iii) Grantor has completed the Phase I to determine that there has been no Release of any Hazardous Substance at, upon, under or within the Mortgaged Premises. The use which Grantor or, to Grantor’s knowledge, any other occupant of the Mortgaged Premises makes or intends to make of the Mortgaged Premises is not expected to result in a Release of any Hazardous Substance on or to the Mortgaged Premises (other than a Permitted Hazardous Substance). During the term of this Deed of Trust, if Grantor has reason to believe that a Release of Hazardous Substance (other than a Permitted Hazardous Substance) has occurred on the Mortgaged Premises, Grantor shall take all steps necessary to determine whether there has been a Release of any Hazardous Substance (other than a Permitted Hazardous Substance) on or to the Mortgaged Premises and if Grantor finds a Release has occurred, Grantor shall remove or remediate the same promptly upon discovery at its sole cost and expense.
     (iv) Based on the Phase I and to the knowledge of Grantor, the Mortgaged Premises has never been used by the present or to Grantor’s knowledge by previous owners and/or operators and it will not be used in the future to refine, produce, store, handle, transfer, process, transport, generate, manufacture, heat, treat, recycle or dispose of Hazardous Substances (other than a Permitted Hazardous Substance).
     (v) Grantor has not received any notice of violation, request for information, summons, citation, directive or other communication, written or oral, from the State of Texas department of environmental protection (howsoever designated) or the United States Environmental Protection Agency concerning any intentional or unintentional act or omission on Grantor’s or any occupant’s part resulting in the Release of Hazardous Substances from the Mortgaged Premises into the waters or onto the lands within the jurisdiction of the State of Texas or from the Mortgaged Premises into the waters outside the jurisdiction of
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the State of resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the State of Texas.
     (vi) Except as may be disclosed in the Phase I, the Mortgaged Premises: (a) is being and has been operated in compliance with all Environmental Laws, and all permits required thereunder have been obtained and complied with in all respects; and (b) does not have any Hazardous Substances present (other than a Permitted Hazardous Substance).
     (vii) Grantor will and will cause its tenants to operate the Mortgaged Premises in compliance with all Environmental Laws and will not place or permit to be placed any Hazardous Substances (other than a Permitted Hazardous Substance) on the Mortgaged Premises.
     (viii) No lien has been attached to or, to Grantor’s knowledge, threatened to be imposed upon any revenue from the Mortgaged Premises, and to Grantor’s knowledge, there is no basis for the imposition of any such lien based on any governmental action under Environmental Laws. Neither Grantor nor, to Grantor’s knowledge, any other party has been, or is expected to be involved in operations at the Mortgaged Premises which could lead to the imposition of Environmental Liability on Grantor, or on any subsequent owner of the Mortgaged Premises, or the creation of an environmental lien on the Mortgaged Premises. In the event that any such lien is filed, Grantor shall, within forty-five (45) days from the date that Grantor is given notice of such lien (or within such shorter period of time as is appropriate in the event that the State of Texas or the United States has commenced steps to have the Mortgaged Premises sold), either: (A) pay the claim and remove the lien from the Mortgaged Premises; or (B) furnish a cash deposit, bond or other security satisfactory in form and substance to Beneficiary in an amount sufficient to discharge the claim out of which the lien arises.
     (ix) In the event that Grantor shall cause or permit to exist a Release of Hazardous Substances into the waters or onto the lands within the jurisdiction of the State of Texas, or into the waters outside the jurisdiction of the State of Texas resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the State of Texas, without having obtained a permit issued by the appropriate governmental authorities, Grantor shall promptly clean up such Release in accordance with the provisions of all Environmental Laws.
     (c) Right to Inspect and Cure. Beneficiary shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Beneficiary shall deem necessary or advisable from time to time at the sole cost and expense of Grantor; provided, however, that Grantor shall not be obligated to bear the expense of such
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environmental inspections, audits and tests so long as (i) no Event of Default has occurred and is continuing beyond any applicable notice and cure period, and (ii) Beneficiary has no cause to believe in its sole judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged Premises (other than a Permitted Hazardous Substance) or that Grantor or the Mortgaged Premises is in violation of any Environmental Law. The cost of such inspections, audits and tests, if chargeable to Grantor as aforesaid, shall be added to the indebtedness secured hereby and shall be secured by this Deed of Trust. Grantor shall, and shall cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises. In the event that Grantor fails to comply with any Environmental Law, Beneficiary may, in addition to any of its other remedies under this Deed of Trust, cause the Mortgaged Premises to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Deed of Trust in accordance with the provisions of Article Five hereof.
     (d) Indemnification. Grantor shall protect, indemnify, defend, and hold harmless Beneficiary and its directors, officers, employees, agents, successors and assigns (collectively, the “Indemnified Parties”) from and against any and all loss, injury, damage, cost, expense and liability (including without limitation reasonable attorneys’ fees and costs) directly or indirectly arising out of or attributable to (i) the installation, use, generation, manufacture, production, storage, Release, threatened Release, discharge, disposal or presence of a Hazardous Substance on, under or about the Mortgaged Premises, or (ii) the presence of any underground storage tank on, under or about the Mortgaged Premises, or (iii) any Environmental Liability; including without limitation: (A) all consequential damages; (B) the costs of any required or necessary repair, cleanup or detoxification of the Mortgaged Premises; and (C) the preparation and implementation of any closure, remedial or other required plans. The foregoing agreement to indemnify, defend and hold harmless Beneficiary expressly includes, but is not limited to, any losses, liabilities, damages, injuries, costs, expenses and claims suffered or incurred by Beneficiary upon or subsequent to Beneficiary becoming owner of the Mortgaged Premises through foreclosure, acceptance of a deed-in-lieu of foreclosure, or otherwise, excepting only such losses, liabilities, damages, injuries, costs, expenses and claims which are caused by or arise out of actions taken by Beneficiary, or by those contracting with Beneficiary, subsequent to Beneficiary taking possession or becoming owner of the Mortgaged Premises. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH OF THE INDEMNIFIED PARTIES WITH RESPECT TO LOSSES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OR THE STRICT LIABILITY OF ANY SUCH INDEMNIFIED PARTIES BUT EXCLUDING GROSS NEGLIGENCE AND WILLFUL MISCONDUCT. The indemnity evidenced hereby shall survive the satisfaction, release or extinguishment of the lien of this Deed of Trust, including without limitation any extinguishment of the lien of this Deed of Trust by foreclosure or deed in lieu thereof. Notwithstanding anything to the contrary in the foregoing, Grantor will not be obligated to indemnify the Indemnified Parties with respect to: (y) any losses arising solely from a state of facts that first came into existence after Beneficiary or its successors and assigns acquired title to the Mortgaged Premises through foreclosure or a deed in
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lieu thereof; or (z) to the extent caused by any act, omission, willful misconduct or gross negligence of any of the Indemnified Parties.
     (e) Remediation. If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the “Remedial Work”) is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Beneficiary under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Mortgaged Premises or any portion thereof, Grantor shall within thirty (30) days after written demand by Beneficiary for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Beneficiary (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Beneficiary. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Beneficiary’s counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Grantor. If Grantor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Beneficiary may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Beneficiary’s counsel), shall be paid by Grantor to Beneficiary forthwith after demand and shall be a part of the indebtedness secured hereby.
     (f) Survival. All warranties and representations above shall be deemed to be continuing and shall remain true and correct in all material respects until all of the indebtedness secured hereby has been paid in full and any limitations period expires. Grantor’s covenants above shall survive any exercise of any remedy by Beneficiary hereunder or under any other instrument or document now or hereafter evidencing or securing the said indebtedness, including foreclosure of this Deed of Trust (or deed in lieu thereof), even if, as a part of such foreclosure or deed in lieu of foreclosure, the said indebtedness is satisfied in full and/or this Deed of Trust shall have been released.
ARTICLE THREE
DAMAGE, DESTRUCTION AND CONDEMNATION
     Section 3-1. Application of Insurance Proceeds. Grantor shall cause all proceeds of insurance maintained pursuant to Subsections (a)(i) and (iii) of Section 2-4 hereof to be paid to the Beneficiary to be applied first to the payment of all costs and expenses incurred by
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Beneficiary in obtaining such proceeds and, second, at the option of Beneficiary, either: (a) to the reduction of the indebtedness hereby secured (without any otherwise applicable prepayment premium); or (b) to the restoration or repair of the Mortgaged Premises, without affecting the lien of this Deed of Trust or the obligations of Grantor hereunder. Grantor shall not compromise or settle any loss claims on said policies without the written consent of Beneficiary. Any such application to the reduction of the indebtedness hereby secured shall not reduce or postpone the monthly payments otherwise required pursuant to the Note. No interest shall be payable to Grantor on the insurance proceeds while held by Beneficiary.
     Section 3-2. Application of Condemnation Award. Should any of the Mortgaged Premises be taken by exercise of the power of eminent domain, any award or consideration for the property so taken shall be paid over to Beneficiary and shall be applied first to the payment of all costs and expenses incurred by Beneficiary in obtaining such award or consideration and, second, at the option of Beneficiary, either: (a) to the reduction of the indebtedness hereby secured (without any otherwise applicable prepayment premium); or (b) to the restoration or repair of the Mortgaged Premises, without affecting the lien of this Deed of Trust or the obligations of Grantor hereunder. Beneficiary is authorized at its option to compromise and settle all awards or consideration for the property so taken. Any such awards, if applied to the reduction of indebtedness, shall not reduce or postpone the monthly payments otherwise required pursuant to the Note. No interest shall be payable to Grantor on any award while held by Beneficiary.
     Section 3-3. Beneficiary to Make Proceeds Available. Notwithstanding the provisions of Sections 3-1 and 3-2 above, in the event of insured damage to the Mortgaged Premises or in the event of a taking by eminent domain of only a portion of the Mortgaged Premises, and provided that: (a) the portion remaining can with restoration or repair continue to be operated for the purposes utilized immediately prior to such damage or taking, (b) the appraised value of the Mortgaged Premises after such restoration or repair shall not have been reduced from the appraised value as of the date hereof, and (c) no Event of Default has occurred and is continuing beyond any applicable notice and cure period, and (d) the leases require Grantor to restore or repair the Mortgaged Premises and the leases remain in full force and effect and the tenants thereunder certify to Beneficiary their intention to remain in possession of the leased premises without any reduction in rental payments (other than temporary abatements during the period of restoration and repair); the Beneficiary agrees to make the insurance proceeds or condemnation awards available for such restoration and repair, except for proceeds payable pursuant to Section 2-4(a)(iii). Beneficiary may, at its option, hold such proceeds or awards in escrow (subject to the following paragraph) until the required restoration and repair has been satisfactorily completed. No interest shall be payable to Grantor with respect to any such escrow.
     In the event insurance proceeds or condemnation awards are made available for restoration in accordance with the foregoing, such proceeds shall be made available, from time to time, upon the Beneficiary being furnished with such information, documents, instruments and certificates as Beneficiary may require, including, but not limited to, satisfactory evidence of the estimated cost of completion of the repair or restoration of the Mortgaged Premises, such architect’s certificates, waivers of lien, contractor’s sworn statements and other evidence of cost
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and of payments, including, at the option of the Beneficiary, insurance against mechanics’ liens and/or a performance bond or bonds in form satisfactory to the Beneficiary, with premium fully prepaid, under the terms of which the Beneficiary shall be either the sole or dual obligee, and which shall be written with such surety company or companies as may be satisfactory to the Beneficiary, and all plans and specifications for such rebuilding or restoration which shall be subject to approval by the Beneficiary. No payment made prior to the final completion of the work shall exceed ninety percent (90%) of the value of the work performed, from time to time, and at all times the undisbursed balance of said proceeds, plus additional funds deposited by Grantor remaining in the hands of the Beneficiary shall be at least sufficient to pay for the cost of completion of the work free and clear of liens.
     Notwithstanding anything to the contrary set forth herein, provided Grantor is in compliance with the other conditions hereof, Grantor shall be entitled to compromise, settle, hold and administer insurance proceeds or condemnation awards of $250,000.00 or less with respect to the Mortgaged Premises.
     Section 3-4. Lease. To the extent the Leases that have been affirmatively consented to or approved by Beneficiary require use of insurance proceeds or condemnation awards in a manner inconsistent with the foregoing, the terms of the Leases shall control. Grantor’s interest in such proceeds or awards, however, shall be subject to the terms of the foregoing Sections.
ARTICLE FOUR
DEFAULT PROVISIONS AND REMEDIES OF BENEFICIARY
     Section 4-1. Events of Default. If any of the following events occurs, it is hereby defined as and declared to be and to constitute an “Event of Default”:
     (a) failure by Grantor to pay when due (including any applicable grace period) any amounts required to be paid hereunder or under the Note at the time specified therein; or
     (b) an event as to which Beneficiary elects to accelerate the Loan as provided for in Section 1-4 above (“Due on Sale or Encumbrance”) or failure by Grantor to observe and perform the covenants, conditions and agreements set forth in Section 2-4 above (“Insurance”); or
     (c) failure by Grantor to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Deed of Trust or the Note other than as referred to in (a) and (b) above, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to Grantor by the Beneficiary unless the Beneficiary shall agree in writing to an extension of such time prior to its expiration; or
     (d) if any representation or warranty made in writing by or on behalf of Grantor in this Deed of Trust or the other Loan Documents, any financial statement, certificate, or report furnished in order to induce the Beneficiary to make the loan secured by this Deed of Trust, shall
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prove to have been false or incorrect in any material respect, or materially misleading as of the time such representation or warranty was made; or
     (e) if Grantor shall:
     (i) admit in writing its inability to pay its debts generally as they become due; or
     (ii) file a petition in bankruptcy to be adjudicated a voluntary bankrupt or file a similar petition under any insolvency act, or
     (iii) make an assignment for the benefit of its creditors, or
     (iv) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or
     (f) if Grantor shall file a petition or answer seeking reorganization or arrangement of Grantor under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof; or
     (g) if Grantor shall, on a petition in bankruptcy filed against it, be adjudicated a bankrupt or if a court of competent jurisdiction shall enter an order or decree appointing without the consent of Grantor a receiver or trustee of Grantor or of the whole or substantially all of its property, or approving a petition filed against it seeking reorganization or arrangement of Grantor under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such adjudication, order or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof; or
     (h) if any Borrower (as defined in the Note) who is a natural person dies or any Borrower that is an entity dissolves or otherwise ceases to exist; or
     (i) if a guarantor of any of the obligations secured by this Deed of Trust shall repudiate such guarantor’s obligations or if any such individual guarantor shall die, or any such entity guarantor shall dissolve or otherwise cease to exist, unless within sixty (60) days after such death, or prior to such dissolution or cessation, a substitute guarantor satisfactory to Beneficiary shall become liable to Beneficiary by executing a guaranty agreement satisfactory to Beneficiary; or
     (j) if an event of default has occurred under any of the Loan Documents and the period for cure thereof, if any, has elapsed without cure.
     All notice and cure periods provided herein or in the Note shall run concurrently with any notice or cure periods provided by law. Without limiting the foregoing, Beneficiary or Trustee shall be entitled to cause a notice of breach and election to sell to be recorded and mailed if any event occurs that, with the giving of notice and/or passage of time, would constitute a default
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hereunder or an event of default under the Note or would entitle Beneficiary to accelerate the indebtedness secured hereby, and the recording and mailing to Trustor of such notice of breach and election to sell shall constitute notice of a failure to perform pursuant hereto or thereto.
     Section 4-2. Exercise of Specific Remedies. If an Event of Default shall occur, Beneficiary may exercise any one or more of the following remedies, without notice of intent to accelerate or notice of acceleration of maturity (unless the same is required by applicable statute):
     (a) Acceleration. Beneficiary may declare the indebtedness under the Note immediately due and payable, without presentment for payment, demand, notice of non-payment and dishonor, notice of intent to accelerate, notice of acceleration, or any other notices required to be given upon default in the payment of any amount due hereunder, all of which are hereby expressly waived by Grantor.
     (b) Foreclosure. Beneficiary may require the Trustee to proceed with foreclosure (which request shall be presumed), and in such event Trustee is authorized and empowered to (i) sell all or part of the Mortgaged Premises (as directed by Beneficiary in its sole discretion), at public auction, to the highest bidder, for cash, at the county courthouse (or other area designated by the commissioners court) of the county in Texas in which the Mortgaged Premises or any part thereof is situated, or if the Mortgaged Premises is located in more than one county such sale may be made at the courthouse in any county in which the Mortgaged Premises is situated or (ii) sell the Mortgaged Premises at such other place and in accordance with such procedures and requirements as may hereafter be provided by the laws of the State of Texas; provided, however, that nothing in this Section 4-2(b) shall be construed so as to limit Trustee’s rights to sell the Mortgaged Premises, or any portion thereof, by private sale if such private sale is permitted under applicable law or after entry of a judgment by a court of competent jurisdiction ordering the same. A sale pursuant to (i) above shall take place at such area as shall be properly designated from time to time by the commissioners court (or, if not so designated by the commissioners court, at such other area as may be provided in the notice of sale hereinafter described) of the specified county, between the hours of 10:00 o’clock a.m. and 4:00 o’clock p.m. (the commencement of such sale to occur within three hours following the time designated in the hereinafter-described notice of sale as the earliest time at which such sale shall occur, if required by applicable law) on the first Tuesday of any month, after giving notice of the time, place and terms of said sale (including the earliest time at which such sale shall occur) and of the property to be sold in the manner hereinafter described. Notice of a sale of all or part of the Mortgaged Premises by the Trustee shall be given by posting written notice thereof at the courthouse door (or other area in the courthouse as may be designated for such public notices) of the county in which the sale is to be made, and by filing a copy of the notice in the office of the county clerk of the county in which the sale is to be made, at least twenty-one (21) days preceding the date of the sale, and if the property to be sold is in more than one county a notice shall be posted at the courthouse door (or other area in the courthouse as may be designated for such public notices) and filed with the county clerk of each county in which the property to be sold is situated. In addition, Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on Grantor and each debtor
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obligated to pay the debt secured hereby according to the records of Beneficiary. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at the most recent address as shown by the records of Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Any notice that is required or permitted to be given to Grantor may be addressed to Grantor at Grantor’s address as stated above. Grantor’s address shall be changed only by depositing notice of such change, enclosed in a postpaid wrapper, in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to Beneficiary at the address set forth herein (or such other address as Beneficiary may designate by notice given as above provided to Grantor). Grantor agrees that no notice of any sales other than as set forth in this paragraph need be given by Trustee, Beneficiary or any other person. Any notice that is to be given by certified mail to any other debtor may, if no address for such other debtor is shown by the records of Beneficiary, be addressed to such other debtor at the address of Grantor as is shown by the records of Beneficiary. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the requirements of the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale. Trustee may sell all or any portion of the Mortgaged Premises (as directed by Beneficiary in its sole discretion), together or in lots or parcels, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale or sales by Trustee of less than the whole of the Mortgaged Premises shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Premises shall be sold; and if the proceeds of such sale or sales of less than the whole of the Mortgaged Premises shall be less than the aggregate of the indebtedness and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Premises just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Premises, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Premises. After each sale, Trustee may execute and deliver to the purchaser or purchasers of such property good and sufficient deeds of conveyance of fee simple title with covenants of general warranty made on behalf of Grantor. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee, and such power of sale may be exercised from time to time and as many times as the Beneficiary may deem necessary until all of the Mortgaged Premises has been duly sold and all of indebtedness under the Note and hereunder has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Beneficiary, such sale shall not exhaust the power of sale hereunder and the Beneficiary shall have the right to cause Trustee to conduct a subsequent sale or sales to be made hereunder. In case of any sale hereunder, all prerequisites to the sale shall be presumed to have been performed. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee as to nonpayment of the indebtedness secured hereby or as to the occurrence of any Event of Default, or as to the Beneficiary having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the
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properties to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Beneficiary or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee may appoint or delegate any one or more persons as agent to perform any ministerial act or acts necessary or incident to any sale held by the Trustee, including the posting of notices but in the name and on behalf of the Trustee.
     In addition to the requirements set forth above, in carrying out a foreclosure sale authorized hereunder, Trustee shall comply in full at the time of sale with all requirements of Section 51.002 of the Texas Property Code, as may be amended or supplemented. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust. In no event shall Trustee be required to exhibit, present or display at any such sale any of the personalty described herein to be sold at such sale. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (i) first, the Trustee shall pay the reasonable expenses of Trustee and a reasonable Trustee’s fee or commission; (ii) second, the Trustee shall pay, so far as may be possible and in accordance with Section 4-5 the indebtedness secured hereby, discharging first that portion of the indebtedness arising under the covenants or agreements herein contained and not evidenced by the Note; (iii) third, the Trustee shall pay the residue, if any, to the persons legally entitled thereto. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof.
     The Beneficiary shall have the right to become the purchaser at any sale held by Trustee, or by any receiver or public officer, and any Beneficiary purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the indebtedness (or a part thereof) owing to such Beneficiary, or if such Beneficiary holds less than all of the indebtedness secured hereby the pro rata part thereof owing to such Beneficiary, accounting to all other Beneficiaries not joining in such bid in cash for the portion of such bid or bids apportionable to such nonbidding Beneficiary or Beneficiaries. If an Event of Default is made hereunder, the holder of the indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the indebtedness; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the indebtedness. At any such sale (1) Grantor hereby agrees, in its behalf and in behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Beneficiary, the occurrence or
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existence of any default, the acceleration of the maturity of any of the indebtedness, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Beneficiary or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Grantor hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (2) the purchaser may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the Mortgaged Premises free from, and despite the terms of, such grant of easement and rental or lease contract. Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Premises at any trustee’s or foreclosure sale hereunder, and the amount of Beneficiary’s successful bid may be credited on the indebtedness.
     (c) Equity or Law. Beneficiary may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Premises under the judgment or decree of any court or courts of competent jurisdiction.
     (d) Procedure. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default may be foreclosed as to any of the Mortgaged Premises in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Mortgaged Premises is situated, and any foreclosure suit may be brought by the Trustee or by the Beneficiary. In the event a foreclosure hereunder shall be commenced by the Trustee, the Beneficiary may at any time before the sale of the Mortgaged Premises direct the Trustee to abandon the sale, and may then institute suit for the collection of the secured indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if the Beneficiary should institute a suit for the collection of the secured indebtedness (subject to the exculpation provisions of the Note), and for the foreclosure of this Deed of Trust, the Beneficiary may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee to sell the Mortgaged Premises in accordance with the provisions of this Deed of Trust.
     Section 4-3. Entry on Mortgaged Premises. Upon occurrence, and during the continuance, of an Event of Default hereunder, Beneficiary may enter into and upon and take possession of all or any part of the Mortgaged Premises subject to the rights of Tenants, and may exclude Grantor, and all persons claiming under Grantor, and its or their agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Premises subject to the rights of Tenants and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as the Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.
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     Section 4-4. Trustee or Receiver. After the happening of any Event of Default or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Beneficiary, Beneficiary may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Premises for the repayment of the indebtedness secured hereby, for appointment of a receiver of the Mortgaged Premises, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate and the Mortgaged Premises upon such terms as may be approved by the court, and shall apply the rents assigned under the Assignment of Rents in accordance with the provisions thereof.
     Section 4-5. Proceeds of Sale. In any suit to foreclose the lien of this Deed of Trust there shall be allowed and included in the decree for sale, to be paid out of the rents or the proceeds of such sale:
     (a) all principal and interest remaining unpaid on the Note and secured hereby with interest at twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest from the date due until paid;
     (b) all late charges, if any, and all other items advanced or paid by Beneficiary pursuant to this Deed of Trust, with interest at twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest from the date of advancement until paid; and
     (c) all court costs, attorney’s fees, appraiser’s fees, environmental audits, expenditures for documentary and expert evidence, stenographer’s charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all abstracts of title, title searches and examinations, title guarantee policies, Torrens certificates and similar data with respect to title which Beneficiary may deem necessary. All such expenses shall become additional indebtedness secured hereby and immediately due and payable, with interest at twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest, when paid or incurred by Beneficiary in connection with any proceeding, including probate and bankruptcy proceedings, to which Beneficiary shall be a party, either as plaintiff, claimant or defendant, by reason of this Deed of Trust or any indebtedness hereby secured or in connection with preparations for the commencement of any suit for the foreclosure hereof after accrual of such right to foreclose, whether or not actually commenced.
     The proceeds of any foreclosure sale shall be distributed and applied to the items described in (a), (b) and (c) of this Section, inversely to the order of their listing, and any surplus of proceeds of such sale shall be paid to Grantor.
     Section 4-6. Waiver of Events of Default; Forbearance. Beneficiary may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of
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acceleration of principal. No forbearance by Beneficiary in the exercise of any right or remedy hereunder shall affect the ability of Beneficiary to thereafter exercise any such right or remedy.
     Section 4-7. Waiver of Extension, Marshalling; Other. Grantor hereby waives to the full extent lawfully allowed the benefit of any appraisement, homestead, moratorium, stay and extension laws now or hereafter in force. Grantor hereby further waives any rights available with respect to marshalling of assets so as to require the separate sales of any portion of the Mortgaged Premises, or as to require the Beneficiary to exhaust its remedies against a specific portion of the Mortgaged Premises before proceeding against any other, and does hereby expressly consent to and authorize the sale of the Mortgaged Premises as a single unit or parcel. To the maximum extent permitted by law, the Grantor irrevocably and unconditionally WAIVES and RELEASES any present or future rights (a) of reinstatement or redemption, (b) that may exempt the Mortgaged Premises from any civil process, (c) to appraisal or valuation of the Mortgaged Premises, (d) to extension of time for payment, (e) that may subject Beneficiary’s exercise of its remedies to the administration of any decedent’s estate or to any partition or liquidation action, (f) to any homestead and exemption rights provided by the Constitution and laws of the United States and of Texas, (g) to notice of acceleration or notice of intent to accelerate (other than as expressly stated herein), and (h) that in any way would delay or defeat the right of the Beneficiary to cause the sale of the Mortgaged Premises for the purpose of satisfying the obligations secured hereby. To the maximum extent permitted by law, the Grantor agrees that the price paid at a lawful foreclosure sale, whether by the Beneficiary or by a third party, and whether paid through cancellation of all or a portion of the Note or in cash, shall conclusively establish the value of the Mortgaged Premises.
     Section 4-8. Non-Exclusive Remedies. Each and every power or remedy herein specifically given shall be in addition to every other power or remedy, existing or implied, given now or hereafter existing at law or in equity, and each and every power and remedy herein specifically given or otherwise so existing may be exercised from time to time and as often and in such order as may be deemed expedient by Beneficiary, and the exercise or the beginning of the exercise of one power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission of Beneficiary in the exercise of any right or power accruing hereunder shall impair any such right or power or be construed to be a waiver of any default or acquiescence therein.
ARTICLE FIVE
THE BENEFICIARY AND TRUSTEE
     Section 5-1. Right of Beneficiary to Pay Taxes and Other Charges. In case any tax, assessment or governmental or other charge upon any part of the Mortgaged Premises or any insurance premium with respect thereto is not paid, to the extent, if any, that the same is legally payable, Beneficiary may pay such tax, assessment, governmental charge or premium, without prejudice, however, to any rights of Beneficiary hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the
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date of payment at a rate equal to twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest, until paid, shall be repaid to Beneficiary upon demand and shall become so much additional indebtedness secured by this Deed of Trust, and the same shall be given a preference in payment over principal of or interest on the Note, but Beneficiary shall be under no obligation to make any such payment.
     Section 5-2. Reimbursement of Beneficiary. If any action or proceeding be commenced (except an action to foreclose this Deed of Trust), to which action or proceeding the Beneficiary is made a party, or in which it becomes necessary, in Beneficiary’s reasonable opinion, to defend or uphold the lien of this Deed of Trust, or to protect the Mortgaged Premises or any part thereof, all reasonable sums paid by the Beneficiary to establish or defend the rights and lien of this Deed of Trust or to protect the Mortgaged Premises or any part thereof (including reasonable attorneys’ fees, and costs and allowances) and whether suit be brought or not, shall be paid, upon demand, to Beneficiary by Grantor, together with interest at a rate equal to twelve percent (12%) per annum or, if less, the Maximum Legal Rate of Interest, until paid. Any such sum or sums and the interest thereon shall be secured hereby in priority to the indebtedness evidenced by the Note.
     Section 5-3. Release of Mortgaged Premises. Beneficiary shall have the right at any time, and from time to time, at its discretion to release from the lien of this Deed of Trust all or any part of the Mortgaged Premises without in any way prejudicing its rights with respect to all of the Mortgaged Premises not so released.
     Section 5-4. Trustee. (a) Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in Trustee’s opinion, such action would be likely to involve Trustee in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.
     (b) With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be
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otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Premises for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Premises. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.
     (c) All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.
     (d) By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.
     (e) Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.
     (f) Grantor agrees that Trustee may be an officer, agent, attorney or employee of Beneficiary and any objections to such fact which might be made by Grantor are hereby waived. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by them hereunder, believed by them in good faith to be genuine. Trustee may resign by an instrument in writing addressed to Beneficiary. GRANTOR WILL REIMBURSE TRUSTEE FOR, AND INDEMNIFY AND SAVE HIM HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY HIM IN THE PERFORMANCE OF HIS DUTIES HEREUNDER, INCLUDING LIABILITY AND EXPENSES DUE TO TRUSTEE’S NEGLIGENCE, BUT EXCLUDING LIABILITY AND EXPENSES DUE TO TRUSTEE’S
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GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Beneficiary shall at any time and from time to time have the irrevocable right to remove Trustee herein named without notice or cause and to appoint his successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in the State of Texas (or any other state where the Mortgaged Premises may be located) and in the event of the death or resignation of Trustee herein named, Beneficiary shall have the right to appoint his successor by such written instrument and, without conveyance of the Mortgaged Premises, any substitute Trustee so appointed shall, without any further act, deed, or conveyance, possess all the estate, rights, powers, duties and obligations herein conferred on Trustee in the same manner and to the same extent as though he/she were named herein as Trustee; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee’s place. Neither the original Trustee nor any substitute Trustee shall be required to make bond, oath or file an inventory.
     Section 5-5. Indemnification of Trustee. Except for actions that constitute gross negligence or willful misconduct, Trustee shall not be liable for any act or omission or error of judgment.
ARTICLE SIX
SECURITY AGREEMENT
     Section 6-1. Security Agreement and Financing Statement Under Uniform Commercial Code. Grantor, being a debtor as that term is used in the Uniform Commercial Code of the State of Texas as in effect from time to time (herein called the “Code”), as security for payment of the Note, hereby grants a security interest in any part of the Mortgaged Premises other than real estate (all for the purposes of this Article called “Collateral”), including any proceeds generated therefrom (although such coverage shall not be interpreted to mean that Beneficiary consents to the sale of any of the Collateral), to Beneficiary (being the secured party as that term is used in the Code) and hereby authorizes Beneficiary to file financing statements covering the Collateral. This Deed of Trust constitutes a security agreement and a financing statement, including a fixture financing statement, under the Code. All of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Mortgaged Premises; and the following provisions of this Article shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto. The security interest created hereby is specifically intended to cover and include all Leases to the Land, including all extensions, renewals and amendments and replacements of said Leases.
     Section 6-2. Defined Terms. The terms and provisions contained in this Article shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code.
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     Section 6-3. Grantor’s Representations and Warranties. Grantor represents that:
     (a) It has rights in, or the power to transfer, the Collateral, and the Collateral is subject to no liens, charges or encumbrances other than the lien hereof.
     (b) As of the date of this Deed of Trust, no other party has a perfected interest in any of the Collateral.
     (c) It is an organization, being a limited liability company organized under the laws of the State of Delaware.
     (d) Its chief executive office or principal residence is located at 2555 E. Camelback Road, Suite 400, Phoenix, AZ 85016.
     (e) Grantor’s organizational number is: 4756144.
     Section 6-4. Grantor’s Obligations. Grantor agrees that until its obligations hereunder are paid in full:
     (a) It shall not change its legal name, its type of organization or its state of organization, and shall not merge or consolidate with any other person or entity without at least thirty (30) days prior written notice to Beneficiary.
     (b) It shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than Beneficiary.
     (c) It shall keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon.
     (d) It shall use the Collateral solely for business purposes, being installed upon the Mortgaged Premises for Grantor’s own use or as the equipment and furnishings furnished by Grantor, as landlord, to tenants of the Mortgaged Premises.
     (e) It shall keep the Collateral at the Land and shall not remove, sell, assign or transfer it therefrom, nor allow a third party to do so, without the prior written consent of Beneficiary, which may be withheld in Beneficiary’s sole and absolute discretion, unless disposed of in the ordinary course of business and replaced with items of comparable utility and/or quality and value free and clear of all liens or title retention devices except purchase money security interests. The Collateral may be affixed to such real estate but will not be affixed to any other real estate.
     (f) It will, on its own initiative, or as Beneficiary may from time to time reasonably request, and at its own cost and expense, take all steps necessary and appropriate to establish and maintain Beneficiary’s perfected security interest in the Collateral subject to no adverse liens or
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encumbrances, including, but not limited to, furnishing to Beneficiary additional information, delivering possession of the Collateral to Beneficiary, executing and delivering to Beneficiary financing statements and other documents in a form satisfactory to Beneficiary, placing a legend that is acceptable to Beneficiary on all chattel paper created by Grantor indicating that Beneficiary has a security interest in the chattel paper and assisting Beneficiary in obtaining executed copies of any and all documents required of third parties. Beneficiary is authorized to file a financing statement with respect to the Collateral.
     Section 6-5. Right of Inspection. At any and all reasonable times and subject to the rights of Tenants, Beneficiary and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right to inspect the Collateral fully to ensure compliance with this Mortgage.
     Section 6-6. Remedies. If an Event of Default hereunder shall occur and at any time thereafter (such default not having previously been cured), the Beneficiary at its option may declare the indebtedness hereby secured immediately due and payable, and thereupon Beneficiary shall have and may exercise with respect to all or any part of the Collateral all of the rights, remedies and powers of a secured party under the Code, including, without limitation, the right and power to repossess, retain and sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral or any part thereof and to dispose of the proceeds in any manner authorized or permitted under the applicable provisions of the Code, and to apply the proceeds thereof toward payment of Beneficiary’s reasonable attorneys’ fees and other expenses and costs of pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral thereby incurred by Beneficiary, and toward payment of the indebtedness under the Note and hereunder in such order and manner as Beneficiary may elect consistent with the provisions of the Code. Nothing in this Section shall be construed to impair or limit any other right or power to which Beneficiary may be entitled at law or in equity.
     Among the rights of Beneficiary upon and during the continuance of an Event of Default that has not been cured, and without limitation, Beneficiary shall have the right (but not the obligation), without being deemed guilty of trespass and without liability for damages thereby occasioned, but subject to the rights of Tenants, (i) to enter upon any premises where said Collateral may be situated and take possession of the Collateral, or render it unusable, or dispose of the Collateral on Grantor’s premises, and Grantor agrees not to resist or to interfere and (ii) to take any action deemed necessary or appropriate or desirable by Beneficiary and at Beneficiary’s option, and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized. Beneficiary may, at Beneficiary’s discretion, require Grantor to assemble the Collateral and make it available to Beneficiary at a place designated by Beneficiary that is reasonably convenient to both parties.
     Beneficiary shall give Grantor notice, by certified mail, postage prepaid, of the time and place of any public sale of any of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Grantor at the address of Grantor set forth herein at least ten (10) days before the time of the sale or other disposition, which provisions for notice Grantor and Beneficiary agree are reasonable; provided, however,
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that nothing herein shall preclude Beneficiary from proceeding as to both real and personal property in accordance with Beneficiary’s rights and remedies in respect to real property as provided in the Code, and without any notice to Grantor.
     To the extent such may now or hereafter be permitted under Texas law, Beneficiary is authorized to file financing statements and continuation statements under the Code with respect to the Collateral without joinder of Grantor in such filing. Grantor authorizes Beneficiary to prepare and file such financing statements, continuation statements and other documents relating to the Collateral as Beneficiary may reasonably deem necessary to preserve and maintain the priority of the security interest created by this Deed of Trust and shall pay to Beneficiary on demand any expenses and reasonable attorneys’ fees incurred by Beneficiary in connection with the preparation and filing of this Deed of Trust and of any financing statements, continuation statements, partial releases, termination statements, or other documents necessary or desirable to continue or confirm Beneficiary’s security interest or any modification thereof. This document, and any carbon, photographic or other reproduction of this document may be filed by Beneficiary and shall be sufficient as a financing statement. All or part of the Collateral is or is to become fixtures, timber or minerals on the real estate constituting a portion of the Mortgaged Premises, but this statement shall not impair or limit the effectiveness of this document as a security agreement or financing statement, for other purposes, and this Deed of Trust shall constitute a fixture, timber and mineral financing statement and, as such, shall be filed for record in the real estate records of the county in which the land covered hereby is located. The name of the record owner of the land covered hereby is the party or parties defined herein as Grantor.
     Unless otherwise disclosed to Beneficiary as herein provided, Grantor represents and warrants that, except for the security interest granted hereby in the Collateral, Grantor is the owner of the Collateral free of any adverse claim, security interest or encumbrance, and Grantor shall defend the Collateral against all claims and demands of any person at any time claiming the same of any interest herein. Grantor has not heretofore signed any financing statement and no financing statement signed by Grantor is now on file in any public office except those statements, true and correct copies of which have been delivered to Beneficiary. So long as any amount remains unpaid on the indebtedness secured hereby, Grantor shall not execute and there shall not be filed in any public office any such financing statement or statements affecting the Collateral other than financing statements in favor of Beneficiary hereunder.
     The security interest granted herein shall not be construed or deemed to constitute Beneficiary or Trustee as a trustee or beneficiary in possession of the Mortgaged Premises so as to obligate Beneficiary or Trustee to lease the Mortgaged Premises or attempt to do the same, or to take any action, incur any expenses or perform or discharge any obligation, duty or liability with respect to the Mortgaged Premises or any part thereof or otherwise.
     Section 6-7. Fixture Filing. This Deed of Trust creates a security interest in goods which are or are to become fixtures related to the real estate described in Exhibit A, shall be effective as a fixture filing and is to be filed in the real estate records.
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ARTICLE SEVEN
MISCELLANEOUS
     Section 7-1. Additions to the Mortgaged Premises. In the event any additional improvements, Equipment, or property not herein specifically identified shall be or in the future become a part of the Mortgaged Premises by location or installation on the Mortgaged Premises or otherwise, then this Deed of Trust shall immediately attach to and constitute a lien or security interest against such additional items without further act or deed of Grantor.
     Section 7-2. Additional Notes. Grantor may also issue additional notes (the “Additional Notes”) from time to time in order to evidence additional indebtedness of Grantor to the Beneficiary. The Additional Notes shall be equally and proportionately secured by the lien of this Deed of Trust with the Note, without preference, priority or distinction as to lien or otherwise, notwithstanding the date of issuance thereof. From and after the issuance of any Additional Notes, the term Note shall be deemed to include the Additional Notes in respect to all matters of benefits and security under and in the enforcement of this Deed of Trust.
     Section 7-3. No Waiver of Prepayment Premium. Upon the acceleration of the maturity of the indebtedness as herein provided, a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale by Grantor, or by anyone on behalf of Grantor, shall constitute an evasion of the prepayment terms of said Note and be deemed to be a voluntary prepayment thereunder and any such payment to the extent permitted by law, will therefore include the additional payment required under the prepayment privilege, if any, contained in said Note or, if at that time there be no prepayment privilege, then such payment will, to the extent permitted by law, include an additional payment of twelve percent (12%) of the then principal balance.
     Section 7-4. Supplements or Amendments. This Deed of Trust may not be supplemented or amended except by written agreement between Beneficiary and Grantor.
     Section 7-5. Successors and Assigns. All provisions hereof shall inure to and bind the respective successors, and assigns of the parties hereto. The word Grantor shall include all persons claiming under or through Grantor and all persons liable for the payment of indebtedness or any part thereof, whether or not such persons shall have executed the Note or this Deed of Trust. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
     Section 7-6. Notices. All notices, demands, consents or requests which are either required or desired to be given or furnished hereunder (a “Notice”) shall be in writing and shall be deemed to have been properly given if either delivered personally or by overnight commercial courier or sent by United States registered or certified mail, postage prepaid, return receipt requested, to the address of the parties hereinabove set out. Such Notice shall be effective on receipt or refusal if by personal delivery, the first business day after the deposit of such Notice with an overnight courier service by the time deadline for next business day delivery if by
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commercial courier and the earlier of actual receipt or refusal (which shall include a failure to respond to notification of delivery by the U.S. Postal Service) or three (3) business days following mailing if sent by U.S. Postal Service mail. By Notice complying with the foregoing, each party may from time to time change the address to be subsequently applicable to it for the purpose of the foregoing.
     Section 7-7. Severability. If any provision of this Deed of Trust shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or render the same invalid, inoperative, or unenforceable to any extent whatever.
     Section 7-8. Choice of Law. This Deed of Trust shall be construed and enforced according to and governed by the laws of Texas (excluding conflicts of laws rules) and applicable federal law.
     Section 7-9. Captions. All captions and headings in this Deed of Trust are included for convenience or reference only and shall in no respect constitute a part of the terms hereof nor describe, define or in any manner limit the scope of this Deed of Trust, any interest granted hereby or any term or provision hereof.
     Section 7-10. Counterparts. This Deed of Trust may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
     Section 7-11. Further Assurances. Grantor will, from time to time, upon ten (10) business days’ prior written request from Beneficiary, make, execute, acknowledge and deliver to Beneficiary such supplemental mortgages, certificates and other documents, as may be necessary for better assuring and confirming unto Beneficiary any of the Mortgaged Premises, or for more particularly identifying and describing the Mortgaged Premises, or to preserve or protect the priority of the lien of this Deed of Trust, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Beneficiary to carry out the intentions of this Deed of Trust.
     Section 7-12. Discrete Mortgaged Premises. Grantor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Deed of Trust to rely on the Mortgaged Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Grantor hereby assigns to Beneficiary any and all rights to give consent for all or any portion of the Mortgaged Premises or any interest therein to be so used. Similarly, no building or other improvement on the Mortgaged Premises shall rely on any premises not subject to the lien of this Deed of Trust or any interest therein to fulfill any governmental or municipal requirement. Grantor shall not by act or omission impair the integrity of the Mortgaged Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Grantor which would result in a violation of any of the provisions of this paragraph shall be void.
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     Section 7-13. Certificates. Grantor and Beneficiary each will, from time to time, upon ten (10) business days’ prior written request by the other party, execute, acknowledge and deliver to the requesting party, a certificate signed by an appropriate officer, stating that this Deed of Trust is unmodified and in full force and effect (or, if there have been modifications, that this Deed of Trust is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. Such estoppel certificate from Beneficiary shall also state either that, to the actual knowledge of the signer of such certificate and based on no independent investigation, no Event of Default or occurrence which with the passage of time or the giving of notice would be or become an Event of Default exists hereunder or, if any Event of Default or such occurrence shall exist hereunder, specify such Event of Default or such occurrence of which Beneficiary has actual knowledge. The estoppel certificate from Grantor shall also state to the best knowledge of Grantor whether any offsets or defenses to the indebtedness exist and if so shall identify them.
     Section 7-14. Usury Savings. In the event that maturity of the indebtedness secured hereby is accelerated by Beneficiary because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Grantor in the amount necessary to satisfy the indebtedness at any time prior to judicial confirmation of a foreclosure sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note. If at the time any prepayment premium provided for in this Deed of Trust is due, any portion thereof would be deemed to be interest under applicable law and as such would result in exceeding the highest non-usurious rate or amount of interest allowed by applicable law, said prepayment premium shall be reduced so that the portion thereof deemed to be interest, when added to all other interest payable under the Loan Documents or otherwise in connection with the loan, computed from the date of disbursement of the proceeds of the loan until the date of final payment hereunder (such combined interest to be allocated and spread throughout such entire term) does not exceed the highest non-usurious rate or amount of interest permitted to be charged under applicable laws as construed by courts having jurisdiction thereof.
     The invalidity, or unenforceability in particular circumstances, of any provision of this Deed of Trust shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby. As used herein, the term “Maximum Legal Rate of Interest” shall mean and refer to the maximum rate of non-usurious interest, if any, that Beneficiary may from time to time charge Grantor and in regard to which Grantor would be prevented successfully from raising the claim or defense of usury under applicable law as now, or to the extent permitted by law, as may hereafter be, in effect (said law permitting the highest rate being herein referred to as the “Interest Law”). Unless changed in accordance with law, the applicable rate ceiling under Texas law shall be the weekly rate ceiling, from time to time in effect, as provided in Section 303.002 of the Texas Finance Code Annotated (Vernon Supp. 2001), as amended. It is the intention of Grantor and Beneficiary to conform strictly to the Interest Law applicable to this loan transaction. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Deed of Trust, the Note or in any of the documents securing payment of the indebtedness thereunder or otherwise relating thereto, the aggregate of all interest and any other charges or consideration constituting interest under applicable Interest Law that is
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taken, reserved, contracted for, charged or received under this Deed of Trust, or under any of the other aforesaid agreements or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law applicable to this loan transaction. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Deed of Trust, in the Note or in any of the documents securing payment of the indebtedness thereunder or otherwise relating thereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Grantor nor Grantor’s heirs, legal representatives, successors or assigns or any other party liable for the payment of the indebtedness thereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law applicable to this loan transaction, (c) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited on the indebtedness by Beneficiary (or if the indebtedness shall have been paid in full, refunded to Grantor) and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest allowed under such Interest Law as now or hereafter construed by courts of appropriate jurisdiction. The foregoing specifically includes, but is not limited to, prepayment premiums that may become due in the event of an acceleration of maturity under this Deed of Trust or the Note. All sums paid or agreed to be paid the Beneficiary for the use, forbearance or detention of the indebtedness secured hereby shall, to the extent permitted by the Interest Law applicable to this loan transaction, be amortized, prorated, allocated and spread throughout the full term of the Note. In no event shall the provisions of Chapter 346 of the Texas Finance Code as amended (formerly found in Article 5069, Chapter 15, of the Revised Civil Statutes of Texas) (which regulates certain revolving credit loan amounts and tri-party accounts) apply to the loan evidenced by the Note.
     Section 7-15. Regulation U. Grantor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR Part 221) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.
     Section 7-16. Minerals. Without the prior written consent of Beneficiary, there shall be no drilling or exploring for or extraction, removal, or production of minerals from the surface or subsurface of the Mortgaged Premises. The term “minerals” as used herein shall include, without limiting the generality of such term, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.
     Section 7-17. Vendor’s Lien. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Premises, such proceeds have been advanced by Beneficiary at Grantor’s request, and Beneficiary shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or
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encumbrances, however remote, irrespective or whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Beneficiary is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Beneficiary, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Premises, no vendor’s lien is waived; and Beneficiary shall have, and is hereby granted, a vendor’s lien on the Mortgaged Premises as cumulative additional security for the secured indebtedness. Beneficiary may foreclose under this Deed of Trust or under the vendor’s lien without waiving the other or may foreclose under both.
     Section 7-18. Waiver of Deficiency Statute. In the event an interest in any of the Mortgaged Premises is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Grantor agrees as follows: Notwithstanding the provisions of Texas Property Code Sections 51.003, 51.004 and 51.005 (as the same may be amended from time to time), and to the extent permitted by law, Grantor agrees that Beneficiary shall be entitled to seek a deficiency judgment from Grantor in the amount by which the indebtedness secured hereby exceeds the amount for which the Mortgaged Premises was sold pursuant to judicial or nonjudicial foreclosure sale. Grantor expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Grantor to present competent evidence of the fair market value of the Trust Property as of the date of foreclosure and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver creates an irrefutable presumption that the foreclosure sale price is equal to the fair market value of the Mortgaged Premises for the purposes of calculating deficiencies owed by Grantor and others against whom recovery of deficiency is sought. Notwithstanding anything to the contrary in this section, Beneficiary’s rights to seek a deficiency judgment are limited by the exculpation provisions of the Note.
     Section 7-19. Waiver of Co-Tenancy Rights. Grantor, and each party comprising Grantor, hereby waives all of their respective co-tenancy rights provided at law or in equity for tenants in common between, among or against each other, including, without limitation, any right to partition the Mortgaged Premises
     Section 7-20. WAIVER OF CONSUMER RIGHTS UNDER TEXAS DECEPTIVE TRADE PRACTICES — CONSUMER PROTECTION ACT. Grantor represents and acknowledges that (i) it is a “business consumer” as defined in The Texas Deceptive Trade Practices — Consumer Protection Act, (Section 17.41 et seq. Business and Commerce Code) as the same may be amended, supplemented, replaced or succeeded from time to time (the “Act”), (ii) it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of a transaction, (iii) it is not in a significantly disparate bargaining position
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with respect to Lender and (iv) it has been represented by counsel of its selection in connection with the Loan and the transactions contemplated thereby or under any of the other Loan Documents. NOTWITHSTANDING THE FOREGOING, TO THE EXTENT THE ACT APPLIES, AFTER CONSULTATION WITH AN ATTORNEY OF ITS SELECTION, GRANTOR HEREBY VOLUNTARILY WAIVES THE PROVISIONS OF THE ACT WHICH GIVE CONSUMERS SPECIAL RIGHTS AND PROTECTIONS WITH RESPECT TO THE LOAN AND THE TRANSACTIONS CONTEMPLATED UNDER ANY OF THE LOAN DOCUMENTS.
     Section 7-21. ERISA. Grantor hereby represents, warrants and agrees that as of the date hereof, none of the investors in or owners of the Grantor is an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 as amended, a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986 as amended, nor an entity the assets of which are deemed to include plan assets pursuant to Department of Labor regulation Section 2510.3-101 (the “Plan Asset Regulation”). Grantor further represents, warrants and agrees that at all times during the term of the Note, the Grantor shall satisfy an exception to the Plan Asset Regulation, such that the assets of the Grantor shall not be deemed to include plan assets. If at any time during the entire term of the Note any of the investors in or owners of the Grantor shall include a plan or entity described in the first sentence of this Section, Grantor shall as soon as reasonably possible following an investment by such a plan or entity, provide Beneficiary with an opinion of counsel reasonably satisfactory to Beneficiary indicating that the assets of the Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation. In lieu of such an opinion, the Beneficiary may in its sole discretion accept such other assurances from the Grantor as are necessary to satisfy Beneficiary in its sole discretion that the assets of the Grantor are not deemed to include plan assets pursuant to the Plan Asset Regulation. Grantor understands that the representations and warranties herein are a material inducement to Beneficiary in the making of the loan evidenced by the Note, without which Beneficiary would have been unwilling to proceed with the closing of the loan.
     Section 7-22. Covenants Running with the Land. All obligations contained in this Deed of Trust and the other Loan Documents are intended by Grantor, Beneficiary, and Trustee to be, and shall be construed as, covenants running with the Mortgaged Premises until the lien of this Deed of Trust has been fully released by Beneficiary.
     Section 7-23. Certain Disclosures. Beneficiary (and its mortgage servicer and their respective assigns) shall have the right to disclose in confidence such financial information regarding Grantor, any guarantor or the Mortgaged Premises as may be necessary (i) to complete any sale or attempted sale of the Note or participations in the loan (or any transfer of the mortgage servicing thereof) evidenced by the Note and the Loan Documents, (ii) to service the Note or (iii) to furnish information concerning the payment status of the Note to the holder or beneficial owner thereof, including, without limitation, all Loan Documents, financial statements, projections, internal memoranda, audits, reports, payment history, appraisals and any and all other information and documentation in the Beneficiary’s files (and such servicer’s files) relating to the Grantor, any guarantor and the Mortgaged Premises. This authorization shall be irrevocable in favor of the Beneficiary (and its mortgage servicer and their respective assigns).
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     Section 7-24. Integration. This agreement or instrument and the other Loan Documents constitute the entire agreement of the parties with respect to the transactions that form the subject matter thereof, and there are no other agreements, express or implied, with respect to such transactions. Any and all prior or contemporaneous commitments, term sheets, negotiations, agreements or representations have been merged into this agreement or instrument and the other Loan Documents and are hereby superseded.
     Section 7-25. No Merger. It being the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Mortgaged Premises, it is hereby understood and agreed that should the Beneficiary acquire an additional or other interests in or to the Mortgaged Premises or the ownership thereof, then, unless a contrary intent is manifested by the Beneficiary as evidenced by an express statement to that effect in appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in the fee simple title, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to the fee simple title. Further, it is not the intention of the parties that any obligation of Grantor to pay or to reimburse Beneficiary for costs and expenses, including attorneys’ fees and costs, be merged in any foreclosure judgment or the conclusion of any other enforcement action, and all such obligations shall survive the entry of any foreclosure judgment or the conclusion of any other enforcement action.
     THE PARTIES HERETO, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS AGREEMENT OR INSTRUMENT, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NO PARTY SHALL SEEK TO CONSOLIDATE BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL PARTIES.
     Grantor acknowledges receipt of a copy of this instrument at the time of the execution thereof.
     The undersigned hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.
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     THE WRITTEN LOAN DOCUMENTS AND THE ENVIRONMENTAL INDEMNIFICATION AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     As used herein, the term “knowledge” means the conscious awareness of facts or other information after inquiry reasonable for an institutional owner of properties similar to the Mortgaged Premises.
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     IN WITNESS WHEREOF, Grantor has duly executed this Deed of Trust on the day and year first above written.

Grantor: COLE MT AUSTIN TX, LLC, a Delaware limited liability company
By:	Cole REIT Advisors III, LLC, a Delaware limited liability company, its Manager

By:	/s/ Todd J. Weiss
Todd J. Weiss, Senior Vice President

NOTICE OF INDEMNIFICATION: GRANTOR HERBY ACKNOWLEDGES AND AGREES THAT THIS DEED OF TRUST CONTAINS CERTAIN INDEMNIFICATION WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY GRANTOR OF BENEFICIARY OR TRUSTEE FROM CLAIMS ARISING AS A RESULT OF SUCH BENEFICIARY’S OR TRUSTEE’S OWN NEGLIGENCE.

STATE OF ARIZONA	)
	)	SS:
COUNTY OF MARICOPA	)
     The foregoing instrument was acknowledged before me on this 26th day of January 2010, by Todd J. Weiss, Senior Vice President of Cole REIT Advisors III, LLC, a Delaware limited liability company, which is the manager of COLE MT AUSTIN TX, LLC, a Delaware limited liability company, on behalf of said limited liability company.

/s/ Taryn M. Hernandez
Name:	Taryn M. Hernandez
Notary Public My Commission Expires: April 23, 2012 Seal:

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